UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

SCHARF FUNDS

Scharf Fund – LOGIX

Scharf Balanced Opportunity Fund – LOGOX

SEMI-ANNUAL REPORT
March 31, 2013

Scharf Investments, LLC

SCHARF FUNDS

TABLE OF CONTENTS

To Our Shareholders	1
Expense Examples	7
Sector Allocation of Portfolio Assets	9
Schedule of Investments	11
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Change in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Notice to Shareholders	35
Approval of Investment Advisory Agreement	37
Privacy Notice	39

SCHARF FUNDS

TO OUR SHAREHOLDERS

PERFORMANCE AS OF 3/31/2013
THE SCHARF BALANCED OPPORTUNITY FUND			Since Inception
			12/31/2012
Scharf Balanced Opportunity Fund			5.04%
Lipper Balanced Funds Index (with dividends reinvested)			5.40%
Barclays U.S. Aggregate Bond Index			-0.12%
S&P 500® Index (with dividends reinvested)			10.61%
THE SCHARF FUND	6 Months	One Year	Since Inception
			12/30/2011
Cumulative:
Scharf Fund	6.96%	9.68%	22.43%
S&P 500® Index (with dividends reinvested)	10.19%	13.96%	28.31%

Annualized:
Scharf Fund		9.68%	17.54%
S&P 500® Index (with dividends reinvested)		13.96%	22.03%

PERFORMANCE REVIEW

Since its inception on 12/31/12, the Scharf Balanced Opportunity Fund returned 5.04% compared to the 5.4% return for the Lipper Balanced Funds Index.  The key contributors to relative performance for the period were Canadian Pacific Railway Ltd., Thermo Fisher Scientific Inc., and Halliburton Corp.  The key detractors from relative performance were Cash Holdings, Apple Inc., and Barrick Gold Corp.

The Scharf Fund returned 6.96% compared to the 10.19% for the S&P 500® Index for the six months ended 3/31/13.  The key contributors to relative performance for the period were Canadian Pacific Railway Ltd., Halliburton Corp., and McKesson Corp.  The key detractors from relative performance were Apple Inc., Barrick Gold Corp., and Cash holdings.

Our large exposure to European and multinational companies hindered returns relative to the S&P 500 Index as domestically oriented U.S. stocks again outperformed most others.  For example, the MSCI EAFE Index, which generally covers multinational companies in developed markets outside North America, was up only 5.3%.

While it is hard to be unhappy about equity returns of nearly 7% in six months, the relative shortfall is frustrating.  There are portions of any market cycle when our investment strategy will be “out of favor” and this is one of them.  As a recent Wall Street Journal article noted, low quality stocks have been the biggest beneficiaries of the Fed’s monetary policies over the past few years.  The Fed’s policies have distorted the markets by encouraging risky investments into low quality companies.

SCHARF FUNDS

It is vital that investors not mistake a portion of the cycle – no matter how prolonged – for the entirety of the cycle.  One cannot tell whether a given strategy will succeed in the long-run by examining one investment phase any more than one can tell which baseball team will win the pennant based on who scores the most runs on opening day.

We remain confident in our long-term strategy and believe quality stocks with global exposure remain on sale.  While the market is currently fixated on pure domestic companies, we think over the cycle companies with global exposure will produce better returns with less risk.  We recently performed a thorough review of our holdings as well as potential new positions, and we are as excited as ever about the long-term prospects for our strategy.  As we will discuss below, our analysis suggests the current portfolio offers a better favorability ratio than the S&P 500 Index.

MARKET COMMENTARY

“The Age of Financial Distortion” is in its fifth year with no end in sight.  The Federal Reserve Board plans to keep short-term interest rates at zero percent and continue its voracious purchases of longer-term debt until the unemployment rate falls to 6.5% or inflationary expectations rise to 2.5%.  Thus, interest rates are lower than they would normally be.  Since all other assets are priced off the risk-free rate represented by Treasury securities, the distortions created by the Fed have been transmitted across the investment spectrum.

This is precisely what the Fed intends.  “QE” or Quantitative Easing is designed to drive investment dollars out of cash and into stocks, bonds and real estate.  The Fed hopes that rising prices for these assets will create a wealth effect leading investors and homeowners to spend more freely.  They believe this spending will ignite the economy and allow it to attain “escape velocity” where growth becomes self-sustaining and QE can be terminated.  Weak U.S. GDP growth over the past few years indicates that QE has yet to jumpstart the economy as planned.  As far as asset prices are concerned, however, QE has been a rousing success.  The S&P 500 Index has returned to the highs reached in 2000 and 2007 with low quality stocks leading the way.

“Prediction is Very Hard, Especially about the Future” This quote, allegedly from former Yankee catcher Yogi Berra, says it all.  This has never been truer in the investing world than today.  Unemployment is high, GDP growth is weak, wage growth is nonexistent, fiscal deficits are large, tax policy is uncertain, and monetary policy is off the charts.  Yet here we are with both the Dow Jones Index and the S&P 500 Index at all-time highs.

Predicting the course of the economy is no easier than predicting the course of financial markets.  The Federal Reserve has legions of highly trained economists and unparalleled access to data.  Yet, as the table below indicates, the Fed under

SCHARF FUNDS

Chairman Bernanke has never come close to accurately forecasting economic growth.

Year	Federal Reserve Prediction	Actual Growth
2008	2.4%	-0.3%
2009	Below trend growth	-3.1%
2010	3.3%	2.4%
2011	4.0%	1.8%
2012	3.5%	2.2%
2013	2.5%	?

Source: Federal Reserve Board

This track record leaves us with little confidence that the Federal Reserve will successfully curtail QE at just the right time to achieve escape velocity wherein the economy grows but inflation remains contained.  Past history would indicate that it is much more likely the Federal Reserve will make a mistake resulting in inflation, economic contraction, or even stagflation.

Given unprecedented levels of interest rate intervention and unsustainable government deficits around the world, one does not have to be a Nobel-prize winning economist to know that investors today face a much wider range of potential outcomes than they have in the past.  As such, we have positioned the portfolio, not with an eye towards making the most money for any one particular outcome, but rather to give us the highest probability of making money over a wide range of outcomes.  While many investors are concentrating their bets in the belief that the Federal Reserve will always provide a comfy safety net, we continue to invest as if there will be none.

Regardless of the macroeconomic environment, we believe our portfolio is historically undervalued with upside potential if GDP growth continues as expected and the potential for strong downside protection if it does not.  To wit, from 2007-2009, earnings per share for our current portfolio grew compared to a 26% decline for the median company in the 1700 stock Value Line universe.  The Funds’ equity investments are concentrated in high quality companies with predictable earnings and low valuations.  Despite both stronger EPS growth in 2012 and stronger projected EPS growth in 2013, the median stock in the portfolio trades at around a 15% discount to the S&P 500 Index despite historically trading at a premium.  While we won’t attempt to predict when this gap will close, history suggests the probabilities are strongly in our favor.

INVESTMENT STRATEGY

While we are always mindful of how economic conditions and current events impact companies, macroeconomic forecasts are not the primary consideration in our decision-making process.  We focus the bulk of our energies on fundamental research

SCHARF FUNDS

and independent company analysis to identify securities which we believe are trading at significant discounts to fair value.  We use a bottom-up, valuation-oriented strategy because stocks with low valuation ratios have often outperformed stocks with higher valuation ratios over the long term.  By purchasing securities when they are at a discount to fair value, we also hope to mitigate downside risk.  In addition, the firm maintains a limited number of portfolios, favoring quality over quantity.  We focus only on our best ideas as we believe owning too many stocks is counterproductive to enhancing risk/reward.  Finally, we are style box agnostic and search for compelling investments in companies large and small, foreign and domestic.  To that end, we are optimistic about the current portfolio and believe the Fund should be well positioned for long-term investors.

As an example, Apple has the number one share in the U.S. smartphone, tablet and portable media player markets.  It also has sizable market share globally, particularly within the burgeoning mass affluent consumer set.  Surveys and historical data indicate that Apple has very high customer repurchase rates due to, we believe, its well-established software and hardware ecosystem.  Apple reported 11% year over year revenue growth during its fiscal second quarter in 2013 and ended the quarter with no debt and nearly $145 billion of cash and investments.  Importantly, Apple also reported 30% year over year revenue growth to around $16 billion of annualized revenues from higher margin media, software and services.  The company has achieved superior capital returns, revenue growth and balance sheet strength relative to its peers, yet trades at a much lower valuation.  We believe the favorability ratio is compelling as investors are overly focused on short-term issues and are not giving Apple credit for its large cash holdings, sticky ecosystem, growing high margin software and services revenues, and potential for future product innovation.

IN CLOSING

Investors face a dilemma.  They can go with the flow and move into riskier and riskier assets.  They can value assets as if zero percent interest rates, exceptional profit margins and low-quality outperformance will last forever.  This strategy of investing in the abnormal hoping it will become even more abnormal did not end well for many of those who tried in the dot.com frenzy or housing bubble.

More prudently, we believe investors can instead assume that the “Age of Distortion” will end and normal conditions will return.  They can resist the temptation to embrace undue risk and value assets based on a more normal interest rate environment.  They can seek to protect themselves by shortening maturities in the bond market as well as by gravitating toward companies with defensible profit margins.

For nearly 30 years, Scharf Investments has operated as an independent employee-owned firm dedicated to providing the highest quality investment management services.  The Firm has established a track record based on a disciplined investment

SCHARF FUNDS

approach.  During this time, we have seen many types of markets and betting on a continuation of abnormal market environments has seldom proven to be the best investment strategy.  For this reason, we would rather invest in the certainty that normality will return, rather than try to guess how far abnormality will stretch or when it will end.

One of our core beliefs has always been that our personal interests should be aligned with those of our clients.  As such, every member of our investment team is invested alongside our clients.  On a personal level, as the first and one of the largest shareholders in both Funds, my family also has a significant interest in the Funds’ success.  As a shareholder, I hope you take comfort in the knowledge that having our own money invested alongside yours will be a powerful motivator to sharpen our focus and avoid excessive risks.

We thank you for the trust and confidence you have placed in us.  We welcome your comments and questions.

Brian Krawez
President and Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund.  Therefore, the Funds are more exposed to volatility than a diversified fund.  The Funds may invest in securities representing equity or debt.  These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods.  The Funds may invest in ETFs or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund.  The Funds follow an investment style that favors relatively low valuations.  Investment in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

EPS Growth is not a measure of the Funds’ future performance.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds. You cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

SCHARF FUNDS

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. Price-to-Earnings Ratio (P/E) is a valuation ration ratio of a company’s current share price compared to its per-share earnings.

Earning Per Share Growth (EPS Growth) is the growth of the portion of a company’s profits allocated  to each outstanding share over time.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Scharf Funds are distributed by Quasar Distributors, LLC.

SCHARF FUNDS

EXPENSE EXAMPLES at March 31, 2013 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund and the Scharf Balanced Opportunity Fund are no-load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Scharf Fund Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/12-3/31/13). The Scharf Balanced Opportunity Fund Example is based on an investment of $1,000 invested at the beginning of the period and held for the partial period (12/31/12-3/31/13).

Actual Expenses
The first line of the tables below provide information about actual account values and actual expenses, with actual net expenses being limited to 1.25% of the Scharf Fund and 1.20% of the Scharf Balanced Opportunity Fund per the operating expenses limitation agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

SCHARF FUNDS

EXPENSE EXAMPLE at March 31, 2013 (Unaudited), Continued

Scharf Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/12	3/31/13	10/1/12 - 3/31/13
Actual	$1,000.00	$1,069.60	$6.45

Hypothetical (5% return
before expenses)	$1,000.00	$1,018.70	$6.29

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Scharf Balanced Opportunity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/31/12	3/31/13	12/31/12 - 3/31/13
Actual	$1,000.00	$1,050.40	$3.03

Hypothetical (5% return
before expenses)	$1,000.00	$1,009.37	$2.97

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 90 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SCHARF FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF BALANCED OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited)

Shares	COMMON STOCKS – 88.15%	Value
	Aerospace and Defense – 2.71%
13,753	Lockheed Martin Corp.	$1,327,440

	Automotive Parts and Accessories – Retail – 4.08%
24,180	Advance Auto Parts, Inc.	1,998,477

	Business Services – 2.31%
5,300	International Business Machines Corp.	1,130,490

	Computer and Electronic
	Product Manufacturing – 14.28%
6,270	Apple, Inc.	2,775,290
88,615	NCR Corp. (a)	2,442,230
2,650	Samsung Electronics Co., Ltd. (c)	1,780,800
		6,998,320
	Conglomerates – 3.04%
14,307	Berkshire Hathaway, Inc. – Class B (a)	1,490,789

	Direct Health and Medical
	Insurance Carriers – 2.65%
25,000	Aflac, Inc.	1,300,500

	Drug Distribution – Wholesale – 3.68%
16,681	McKesson Corp.	1,800,881

	Drug Stores – 4.21%
37,499	CVS Caremark Corp.	2,062,070

	General Merchandise Stores – 4.29%
41,545	Dollar General Corp. (a)	2,101,346

	Gold Ore Mining – 3.42%
57,011	Barrick Gold Corp. (b)	1,676,123

	Life Science Tools – 1.13%
8,583	Life Technologies Corp. (a)	554,719

	Oil and Gas Support Services – 6.92%
14,800	Apache Corp.	1,141,968
55,647	Halliburton Co.	2,248,695
		3,390,663
	Petroleum Refining – 3.98%
10,833	Chevron Corp.	1,287,177

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited), Continued

Shares		Value
	Petroleum Refining – 3.98% (Continued)
13,826	Total SA – ADR	$663,372
		1,950,549
	Pharmaceutical Preparation
	and Manufacturing – 7.44%
6,939	Johnson & Johnson	565,737
26,915	Novartis AG – ADR	1,917,425
22,791	Sanofi – ADR	1,164,164
		3,647,326
	Property and Casualty Insurance – 3.46%
43,677	American International Group, Inc. (a)	1,695,541

	Rail Transportation – 2.66%
9,991	Canadian Pacific Railway Ltd. (b)	1,303,526

	Scientific Instrument Manufacturing – 2.87%
18,382	Thermo Fisher Scientific, Inc.	1,406,039

	Software Publishers – 11.73%
39,467	Check Point Software Technologies Ltd. (a)(b)	1,854,554
71,853	Microsoft Corp.	2,055,714
56,744	Oracle Corp.	1,835,101
		5,745,369
	Wireless Telecomm Carriers – 3.29%
56,682	Vodafone Group PLC – ADR	1,610,336
	TOTAL COMMON STOCKS
	(Cost $38,953,594)	43,190,504

	EXCHANGE-TRADED FUNDS – 5.24%
18,308	Market Vectors Gold Miners ETF	692,958
	Miscellaneous Investments (d)	1,874,573
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $2,389,972)	2,567,531

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited), Continued

Shares	SHORT-TERM INVESTMENTS – 6.35%	Value
3,113,834	First American Tax Free
	Obligations – Class Z, 0.00% (e)(f)	$3,113,834
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,113,834)	3,113,834
	Total Investments in Securities
	(Cost $44,457,400) – 99.74%	48,871,869
	Other Assets in Excess of Liabilities – 0.26%	127,247
	NET ASSETS – 100.00%	$48,999,116

SCHEDULE OF OPTIONS WRITTEN at March 31, 2013 (Unaudited)

OPTIONS WRITTEN
Options Written (d)	$76,790
TOTAL OPTIONS WRITTEN
(Premiums received $102,825)	$76,790

ADR	American Depository Receipt
ETF	Exchange-Traded Fund
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Represents previously undisclosed securities which the Fund has held for less than one year.
(e)	Rate shown is the 7-day annualized yield as of March 31, 2013.
(f)	A portion of this security is pledged as collateral for written options.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited)

Shares	COMMON STOCKS – 63.47%	Value
	Aerospace and Defense – 1.62%
2,074	Lockheed Martin Corp.	$200,183

	Automotive Parts and Accessories – Retail – 3.05%
4,566	Advance Auto Parts, Inc.	377,380

	Business Services – 2.07%
1,197	International Business Machines Corp.	255,320

	Computer and Electronic
	Product Manufacturing – 7.09%
1,027	Apple, Inc.	454,581
15,266	NCR Corp. (a)	420,731
		875,312
	Conglomerates – 2.09%
2,477	Berkshire Hathaway, Inc. – Class B (a)	258,103

	Direct Health and Medical
	Insurance Carriers – 1.67%
3,968	Aflac, Inc.	206,415

	Drug Distribution – Wholesale – 3.03%
3,464	McKesson Corp.	373,974

	Drug Stores – 3.03%
6,813	CVS Caremark Corp.	374,647

	General Merchandise Stores – 3.05%
7,460	Dollar General Corp. (a)	377,327

	Gold Ore Mining – 2.66%
11,181	Barrick Gold Corp. (b)	328,721

	Oil and Gas Support Services – 5.98%
4,021	Apache Corp.	310,260
10,604	Halliburton Co.	428,508
		738,768
	Petroleum Refining – 3.26%
2,196	Chevron Corp.	260,929
2,952	Total SA – ADR	141,637
		402,566
	Pharmaceutical Preparation
	and Manufacturing – 5.22%
963	Johnson & Johnson	78,513
4,951	Novartis AG – ADR	352,709

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited), Continued

Shares		Value
	Pharmaceutical Preparation
	and Manufacturing – 5.22% (Continued)
4,182	Sanofi – ADR	$213,617
		644,839
	Property and Casualty Insurance – 2.93%
9,337	American International Group, Inc. (a)	362,462

	Rail Transportation – 2.51%
2,372	Canadian Pacific Railway Ltd. (b)	309,475

	Restaurants – 0.89%
1,106	McDonald’s Corp.	110,257

	Scientific Instrument Manufacturing – 2.28%
3,685	Thermo Fisher Scientific, Inc.	281,866

	Software Publishers – 8.28%
6,470	Check Point Software Technologies Ltd. (a)(b)	304,025
15,869	Microsoft Corp.	454,012
8,194	Oracle Corp.	264,994
		1,023,031
	Wireless Telecomm Carriers – 2.76%
12,003	Vodafone Group PLC – ADR	341,005
	TOTAL COMMON STOCKS
	(Cost $6,606,647)	7,841,651

	PREFERRED STOCKS – 6.67%
	Closed-End Funds – 3.43%
7,282	GDL Fund – Series B	365,921
5,698	Nuveen Connecticut Premium Income
	Municipal Fund – Series 2015	57,407
		423,328
	Investment Banking and Brokerage – 2.84%
14,811	Goldman Sachs Group, Inc. – Series B	351,169

	Utilities – 0.40%
2,000	SCE Trust II	49,980
	TOTAL PREFERRED STOCKS
	(Cost $744,265)	824,477

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited), Continued

Shares	ROYALTY TRUSTS – 1.73%	Value
	Oil and Gas Support Services – 1.73%
14,600	SandRidge Permian Trust	$214,036
	TOTAL ROYALTY TRUSTS
	(Cost $253,572)	214,036

	EXCHANGE-TRADED FUNDS – 4.29%
3,952	Market Vectors Gold Miners ETF	149,583
	Miscellaneous Investments (c)	380,545
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $530,906)	530,128

Principal
Amount	CORPORATE BONDS – 0.70%
	Automotive Parts and Accessories – Retail – 0.45%
	Advanced Auto Parts, Inc.
$50,000	5.75%, 5/1/2020	55,300
	Communication Equipment – 0.25%
	Nokia Corp. – ADR
33,000	5.375%, 5/15/2019	31,598
	TOTAL CORPORATE BONDS
	(Cost $86,448)	86,898

	MUNICIPAL BONDS – 5.61%
	California Health Facilities Financing Authority Insured
	Revenue, Revenue Bonds, Persons with Disabilities
25,000	7.875%, 2/1/2026, Series 2011B	29,148
	California State, General Obligation, Highway Safety,
	Traffic Reduction, Air Quality and Port Security Bonds
65,000	6.509%, 4/1/2039, Series 2009B	75,883
	California State, Various Purpose
125,000	6.20%, 10/1/2019	153,322
75,000	6.65%, 3/1/2022, Series 2010	94,641
230,000	7.95%, 3/1/2036, Series 2010	288,004
		535,967

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2013 (Unaudited), Continued

Shares	MUNICIPAL BONDS – 5.61%, Continued	Value
	State of Michigan, General Obligation,
	School Loan and Refunding Bond
40,000	6.95%, 11/1/2020, Series 2009A	$52,638
	TOTAL MUNICIPAL BONDS
	(Cost $686,021)	693,636

	SHORT-TERM INVESTMENTS – 17.58%
2,171,762	First American Tax Free
	Obligations Fund – Class Z, 0.00% (d)	2,171,762
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,171,762)	2,171,762
	Total Investments in Securities
	(Cost $11,079,621) – 100.05%	12,362,588
	Liabilities in Excess of Other Assets – (0.05)%	(5,907)
	NET ASSETS – 100.00%	$12,356,681

ADR	American Depository Receipt
ETF	Exchange-Traded Fund
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Represents previously undisclosed securities which the Fund has held for less than one year.
(d)	Rate shown is the 7-day annualized yield as of March 31, 2013.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2013 (Unaudited)

		Scharf Balanced
	Scharf Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified
cost $44,457,400 and $11,079,621, respectively)	$48,871,869	$12,362,588
Receivables:
Fund shares issued	563,493	—
Dividends and interest	85,130	28,597
Dividend tax reclaim	343	81
Investments sold	—	35,432
Prepaid expenses	33,935	21,684
Total assets	49,554,770	12,448,382
LIABILITIES
Options written, at value
(proceeds $102,825 and $0, respectively)	76,790	—
Payables:
Investments purchased	399,563	56,463
Advisory fees	31,407	—
Administration and fund accounting fees	17,072	13,381
Audit fees	8,981	4,875
Transfer agent fees and expenses	8,515	4,486
Legal fees	4,004	2,618
Shareholder reporting	3,391	2,159
Chief Compliance Officer fee	3,242	2,195
Shareholder servicing fees	1,995	934
Fund shares redeemed	400	—
Due to Adviser (Note 4)	—	2,270
Custody fees	—	1,355
Accrued other expenses	294	965
Total liabilities	555,654	91,701
NET ASSETS	$48,999,116	$12,356,681
CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$48,999,116	$12,356,681
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,674,780	490,063
Net asset value, offering and redemption price per share	$29.26	$25.21
COMPOSITION OF NET ASSETS
Paid-in capital	$44,556,104	$10,972,270
Undistributed net investment income	48,815	21,202
Accumulated net realized gain/(loss)
from investments and options	(46,322)	80,238
Net unrealized appreciation on:
Investments and foreign currency	4,414,484	1,282,971
Written options	26,035	—
Net unrealized appreciation on investments,
foreign currency and options	4,440,519	1,282,971
Net assets	$48,999,116	$12,356,681

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Period Ended March 31, 2013 (Unaudited)

		Scharf Balanced*
	Scharf Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance fees
of $16,496, $718, $2,693, and $0, respectively)	$340,066	$45,650
Interest	19	6,641
Total income	340,085	52,291
Expenses
Advisory fees (Note 4)	210,358	25,648
Adminstration and fund accounting fees (Note 4)	25,650	13,381
Shareholder servicing fees (Note 5)	21,248	2,591
Registration fees	16,349	597
Transfer agent fees and expenses (Note 4)	12,003	4,486
Audit fees	8,981	4,876
Chief Compliance Officer fee (Note 4)	5,242	2,195
Legal fees	5,161	2,618
Custody fees (Note 4)	3,997	1,756
Trustee fees	2,889	985
Reports to shareholders	2,624	2,159
Insurance expense	1,678	802
Miscellaneous expenses	1,057	499
Total expenses	317,237	62,593
Less: advisory fee waiver and
expense reimbursement (Note 4)	(51,634)	(31,504)
Net expenses	265,603	31,089
Net investment income	74,482	21,202

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain/(loss) on:
Investments	72,920	80,238
Purchased options	(109,552)	—
Net change in unrealized appreciation on:
Investments	2,812,782	1,282,971
Purchased options	40,533	—
Written options	26,035	—
Net realized and unrealized gain on investments and options	2,842,718	1,363,209
Net Increase in Net Assets Resulting from Operations	$2,917,200	$1,384,411

*  Commencement of operations on December 31, 2012.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	December 30, 2011**
	March 31, 2013	to
	(Unaudited)	September 30, 2012
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$74,482	$97,338
Net realized gain/(loss) from investments and options	(36,632)	56,698
Net change in unrealized appreciation/(depreciation) on:
Investments	2,812,782	1,601,702
Purchased options	40,533	(40,533)
Written options	26,035	—
Net increase in net assets resulting from operations	2,917,200	1,715,205
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(123,005)	—
From net realized gain on investments	(66,388)	—
Total distributions to shareholders	(189,393)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	8,392,957	36,163,147
Total increase in net assets	11,120,764	37,878,352
NET ASSETS
Beginning of period	37,878,352	—
End of period	$48,999,116	$37,878,352
Undistributed net investment income	$48,815	$97,338

(a)A summary of share transactions is as follows:

	Six Months Ended		December 30, 2011**
	March 31, 2013		to
	(Unaudited)		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	721,251	$20,127,481	1,430,497	$37,536,466
Shares issued on
reinvestments of distributions	6,787	186,573
Shares redeemed*	(432,338)	(11,921,097)	(51,417)	(1,373,319)
Net increase	295,700	$8,392,957	1,379,080	$36,163,147
* Net of redemption fees of		$5,337		$2,290

**  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2012*
to
March 31, 2013
(Unaudited)
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$21,202
Net realized gain from investments and options	80,238
Net change in unrealized appreciation on investments	1,282,971
Net increase in net assets resulting from operations	1,384,411
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	10,972,270
Total increase in net assets	12,356,681
NET ASSETS
Beginning of period	—
End of period	$12,356,681
Undistributed net investment income	$21,202

(a)A summary of share transactions is as follows:

	December 31, 2012*
	to
	March 31, 2013
	(Unaudited)
	Shares	Paid-in Capital
Shares sold	498,127	$11,171,938
Shares redeemed	(8,064)	(199,668)
Net increase	490,063	$10,972,270

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Six Months Ended		December 30, 2011*
	March 31, 2013		to
	(Unaudited)		September 30, 2012
Net asset value, beginning of period	$27.47		$24.00

Income from investment operations:
Net investment income	0.05	^	0.14	^
Net realized and unrealized
gain on investments and options	1.85		3.33
Total from investment operations	1.90		3.47
Less distributions:
From net investment income	(0.07)		—
From net realized gain on investments	(0.04)		—
Total distributions	(0.11)		—
Paid-in capital from redemption fees	0.00	^#	0.00	^#
Net asset value, end of period	$29.26		$27.47

Total return	6.96	%‡	14.46	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$48,999		$37,878
Ratio of expenses to average net assets:
Before fee waivers	1.49	%†	1.88	%†
After fee waivers	1.25	%†	1.25	%†
Ratio of net investment income to average net assets:
Before fee waivers	0.11	%†	0.07	%†
After fee waivers	0.35	%†	0.70	%†
Portfolio turnover rate	24.70	%‡	21.75	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	December 31, 2012*
	to
	March 31, 2013
	(Unaudited)
Net asset value, beginning of period	$24.00

Income from investment operations:
Net investment income	0.05	^
Net realized and unrealized gain on investments and options	1.16
Total from investment operations	1.21
Net asset value, end of period	$25.21

Total return	5.04	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$12,357
Ratio of expenses to average net assets:
Before fee waivers	2.42	%†
After fee waivers	1.20	%†
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	(0.40	)%†
After fee waivers	0.82	%†
Portfolio turnover rate	5.29	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

The Scharf Fund and the Scharf Balanced Opportunity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The investment objective of the Scharf Fund is to seek long-term capital appreciation.  The investment objective of the Scharf Balanced Opportunity Fund is to seek long-term capital appreciation and income.  The Scharf Fund commenced operations on December 30, 2011. The Scharf Balanced Opportunity Fund commenced operations on December 31, 2012.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Scharf Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2012, or expected to be taken in the Fund’s 2013 tax returns.  Management has analyzed the Scharf Balanced Opportunity’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Balanced Opportunity Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. During the period ended March 31, 2013, the Scharf Fund and the Scharf Balanced Opportunity Fund retained $5,337 and $0 in redemption fees, respectively.

G.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Funds’ custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Scharf Balanced Opportunity Fund did not invest in derivative instruments during the period ended March 31, 2013.

As of March 31, 2013, the location of derivatives in the statements of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

Scharf Fund

Derivative Type	Statements of Assets and Liabilities Location	Value
Equity Contract	Net Assets – net unrealized
	appreciation on written options	$26,035
Equity Contract	Options Written, at fair value	76,790

The effect of derivative instruments on the statement of operations for the period ended March 31, 2013 is as follows:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income	Value
Equity Contract	Change in realized loss on purchased options	$(109,552)
Equity Contract	Change in unrealized appreciation
	on purchased options	40,533
Equity Contract	Change in unrealized appreciation	26,035

The average monthly market values of purchased and written options during the period ended March 31, 2013 for the Scharf Fund was $24,596 and $40,723, respectively.

Transactions in written options contracts for the period ended March 31, 2013, are as follows:

Scharf Fund
	Contracts	Premiums Received
Beginning Balance	—	$—
Options Written	93	102,825
Outstanding at March 31, 2013	93	$102,825

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed Income Securities:  Debt securities, such as corporate bonds, asset backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Options: Listed options that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Short-Term Securities: Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2013:

Scharf Fund

Assets:	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,998,477	$—	$—	$1,998,477
Consumer Staples	2,062,070	—	—	2,062,070
Defense	1,327,440	—	—	1,327,440
Energy	4,199,244	—	—	4,199,244
Finance and Insurance	4,486,830	—	—	4,486,830
Healthcare	7,408,965	—	—	7,408,965
Industrial	1,303,526	—	—	1,303,526
Information Technology	13,874,179	—	—	13,874,179
Mining	2,818,091	—	—	2,818,091
Retail Trade	2,101,346	—	—	2,101,346
Telecommunications	1,610,336	—	—	1,610,336
Total Common Stocks	43,190,504	—	—	43,190,504
Exchange-Traded Funds	2,567,531	—	—	2,567,531
Short-Term Investments	3,113,834	—	—	3,113,834
Total Investments in Securities	$48,871,869	$—	$—	$48,871,869

Liabilities:
Options Written	$76,790	$—	$—	$76,790
Total Liabilities	$76,790	$—	$—	$76,790

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

Scharf Balanced Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$377,380	$—	$—	$377,380
Consumer Staples	374,647	—	—	374,647
Defense	200,182	—	—	200,182
Energy	831,073	—	—	831,073
Finance and Insurance	826,981	—	—	826,981
Food Services	110,257	—	—	110,257
Healthcare	1,300,679	—	—	1,300,679
Industrial	309,475	—	—	309,475
Information Technology	2,153,663	—	—	2,153,663
Mining	638,982	—	—	638,982
Retail Trade	377,327	—	—	377,327
Telecommunications	341,005	—	—	341,005
Total Common Stocks	7,841,651	—	—	7,841,651
Preferred Stocks
Closed-End Funds	423,328	—	—	423,328
Finance and Insurance	351,169	—	—	351,169
Utilities	49,980	—	—	49,980
Total Preferred Stocks	824,477	—	—	824,477
Royalty Trusts
Mining	214,036	—	—	214,036
Total Royalty Trusts	214,036	—	—	214,036
Exchange-Traded Funds	530,128	—	—	530,128
Fixed Income
Corporate Bonds	—	86,898	—	86,898
Municipal Bonds	—	693,636	—	693,636
Total Fixed Income	—	780,534	—	780,534
Short-Term Investments	2,171,762	—	—	2,171,762
Total Investments in Securities	$11,582,054	$780,534	$—	$12,362,588

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at March 31, 2013, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the period ended March 31, 2013.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Scharf Investments, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by each Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund.  For the period ended March 31, 2013, the Scharf Fund and the Scharf Balanced Opportunity Fund incurred $210,358 and $25,648, respectively, in advisory fees.

The Funds are responsible for their own operating expenses. The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Scharf Fund and the Scharf Balanced Opportunity Fund’s aggregate annual operating expenses to 1.25% and 1.20%, respectively, of average daily net assets of the Funds.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the period ended March 31, 2013, the Adviser reduced its fees in the amount of $51,634 for the Scharf Fund and $31,504 for the Scharf Balanced Opportunity Fund.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

The expense limitation will remain in effect through at least January 27, 2014, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

		Scharf Balanced
Scharf Fund		Opportunity Fund
Year	Amount	Year	Amount
2015	$88,081	2016	$31,504
2016	51,634		$31,504
	$139,715

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the period ended March 31, 2013, the Funds incurred the following expenses for transfer agency, administration and fund accounting, Chief Compliance Officer fees, and custody:

		Scharf Balanced
	Scharf Fund	Opportunity Fund
Administration and Fund Accounting	$25,650	$13,381
Transfer Agency (a)	5,860	3,023
Chief Compliance Officer	5,242	2,195
Custody	3,997	1,756

(a) Does not include out-of-pocket expenses

At March 31, 2013, the Funds had payables due to USBFS for administration and fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

		Scharf Balanced
	Scharf Fund	Opportunity Fund
Administration and Fund Accounting	$17,072	$13,381
Transfer Agency (a)	3,710	3,023
Chief Compliance Officer	3,242	2,195
Custody	—	1,355

(a) Does not include out-of-pocket expenses

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of 0.10% of the average daily net assets of each Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the period ended March 31, 2013, the Scharf Fund and the Scharf Balanced Opportunity Fund incurred shareholder servicing fees of $21,248 and $2,591, respectively, under the Agreement.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2013, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) for the Scharf Fund were $21,385,338 and $9,637,779, respectively.

For the period ended March 31, 2013, the cost of purchases, including in-kind purchase transactions, and the proceeds from sales of securities (excluding short-term securities) for the Scharf Balanced Opportunity Fund were $9,271,642 and $442,567, respectively.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2013 (Unaudited), Continued

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2012, the Scharf Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Scharf Fund
Cost of investments	$36,316,338
Gross tax unrealized appreciation	1,989,610
Gross tax unrealized depreciation	(438,109)
Net tax unrealized appreciation	1,551,501
Undistributed ordinary Income	163,712
Undistributed long-term capital gains	—
Total distributable earnings	163,712
Other accumulated gains/(losses)	(8)
Total accumulated earnings/(losses)	$1,715,205

The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid during the six months ended March 31, 2013 and the year ended September 30, 2013 was as follows:

Scharf Fund
	Six Months Ended	Year Ended
	March 31, 2013	September 30, 2013
Net investment income	$189,393	$ —

Ordinary income distributions may include short-term capital gains.

The Balanced Opportunity Fund did not make any distribution during the period ended March 31, 2013.

The cost basis of investments for federal income tax purposes at March 31, 2013 for the Scharf Balanced Opportunity was as follows (because tax adjustments are calculated annually, these amounts do not reflect tax adjustments since the Fund did not have a full fiscal year):

Scharf Balanced Opportunity Fund
Cost of investments	$11,079,621
Gross tax unrealized appreciation	1,539,857
Gross tax unrealized depreciation	(256,890)
Net tax unrealized appreciation	$1,282,967

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2013 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Scharf Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, once filed, you can obtain the Scharf Balanced Opportunity Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

HOUSEHOLDING

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses,  annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 4-6, 2012, the Board of Trustees (“Board”) of Advisors Series Trust (the “Trust”), including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the initial Advisory Agreement between the Trust and Scharf Investments, LLC for the Scharf Balanced Opportunity Fund (the “Fund”) for a period not to exceed two years.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services expected to be provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the initial Advisory Agreement:

The full Board, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser that would be involved in the day-to-day activities of the Fund, noting that the Adviser currently serves as investment adviser to another mutual fund within the Trust.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record and business continuity plan.  The Board also considered the Adviser’s business plan, noting that the Adviser currently manages another account with substantially similar objectives, policies, strategies and risks as the Fund.  After discussion, the Board concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Adviser was agreeing to waive its advisory fees and reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio, excluding acquired fund fees and expenses, of 1.20% (the “Expense Cap”).

The Board noted that the Fund’s expected total operating expenses were above the peer group median and average. The Board also noted that the expected contractual advisory fee was above the peer group median and average and the Fund’s expected contractual advisory fee was in line with the fees charged by the Adviser to the other account with substantially similar objectives, policies, strategies and risks as the Fund.  The Board also considered that the Adviser was launching the Fund for its smaller advisory accounts which currently pay a higher management fee than the Fund’s expected contractual advisory fee.

The Board concluded that the fees to be paid to the Adviser were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Fund grew.  The Board noted that the Adviser would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than a one year term, so that the Fund does not exceed the Expense Cap.  The Board concluded that there were no effective economies of scale to be shared by the Adviser at this time, but indicated that this issue would be revisited in the future as circumstances changed and asset levels increased.

The Board then considered the profits expected to be realized by the Adviser from its relationship with the Fund.  The Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the expected profitability to the Adviser from its relationship with the Fund and considered any additional benefits that may be derived by the Adviser from its relationship with the Fund.  After such review, the Board determined that the expected profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser should be able to maintain adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

SCHARF FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Scharf Investments, LLC
5619 Scotts Valley Drive, Suite 140
Scotts Valley, CA  95066

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
77 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    6/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    6/4/13

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    6/4/13

* Print the name and title of each signing officer under his or her signature